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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 11, 2004


                                Team Health, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Tennessee                      333-80337              62-1562558
      (State or other                   (Commission            (IRS Employer
jurisdiction of incorporation)          File Number)         Identification No.)


                     1900 Winston Road, Knoxville, TN 37919
          (Address of Principal Executive Offices, including Zip Code)


                                 (865) 693-1000
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

     99.1   Press release dated February 11, 2004

Item 12.  Results of Operations and Financial Condition.

     On February 11, 2004, Team Health, Inc. issued a press release announcing its results of operations for the year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Team Health, Inc.
                                                  (Registrant)


                                                  /s/ Robert J. Abramowski
                                                  -----------------------------
Date: February 11, 2004                           Robert J. Abramowski
                                                  Executive Vice President of
                                                  Finance and Administration

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                                INDEX TO EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------

99.1 Press Release issued by Team Health, Inc. on February 11, 2004 announcing earnings for the year ended December 31, 2003.

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